 FIRST QUARTER 2012

Supplemental Financial Data

First Quarter 2012

Table of Contents

Company Profile, First Quarter Highlights and AFFO Guidance	3

Consolidated Statements of Operations	4

Reconciliation of Funds From Operations Attributable to Common Stockholders and
Adjusted Funds From Operations Attributable to Common Stockholders to Net loss
Attributable to Common Stockholders	5

Consolidated Balance Sheets	6

Notes to Reconciliation of Funds From Operations Attributable to Common
Stockholders and Adjusted Funds From Operations Attributable to Common
Stockholders to Net loss Attributable to Common Stockholders	7

Capital Expenditures	8

Definitions of Non-GAAP Measures	8

Forward-Looking Statements

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Estimates of future earnings and performance are, by definition, and certain other statements in this Supplemental Financial Data Report may constitute, "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance, achievements or transactions to be materially different from the results, performance, achievements or transactions expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, our business and investment strategy; legislative or regulatory actions; the state of the U.S. economy generally or in specific geographic areas; economic trends and economic recoveries; our ability to obtain and maintain debt or equity financing; financing and advance rates for our target assets; our leverage level; changes in the values of our assets; availability of attractive investment opportunities in our target markets; our ability to qualify and maintain our qualification as a REIT for U.S. federal income tax purposes; our ability to maintain our exemption from registration under the Investment Company Act; availability of quality personnel; our understanding of our competition; and market trends in our industry, interest rates, real estate values, the debt securities markets and the general economy.

Except as otherwise required by the federal securities laws, we assume no liability to update the information in this Supplemental Financial Data Report.

We refer you to the section entitled "Risk Factors" in our Annual Report on Form 10-K for the twelve months ended December 31, 2011 that was filed with the Securities and Exchange Commission, or SEC, on March 15, 2012, which discusses various factors that could adversely affect our financial results. Such risk factors may be updated or supplemented by our subsequent Form 10-Q and Form 10-K filings and other documents filed from time to time with the SEC.

Supplemental Financial Data	Page 2

First Quarter 2012

Preferred Apartment Communities, Inc.

Preferred Apartment Communities, Inc., or the Company (AMEX:APTS), is a Maryland corporation formed primarily to acquire and operate multifamily properties in select targeted markets throughout the United States. As part of our property acquisition strategy, we may enter into forward purchase contracts or purchase options for to-be-built multifamily communities and we may make mezzanine loans, provide deposit arrangements, or provide performance assurances, as may be necessary or appropriate, in connection with the construction of these properties. As a secondary strategy, we also may acquire senior mortgage loans, subordinate loans or mezzanine debt secured by interests in multifamily properties, membership or partnership interests in multifamily properties and other multifamily related assets and invest not more than 10% of our total assets in other real estate related investments, as determined by our manager as appropriate for us. We intend to elect and qualify as a real estate investment trust for U.S. federal income tax purposes, commencing with our tax year ended December 31, 2011.

Highlights of the first quarter 2012:

•	Recorded Adjusted Funds From Operations Attributable to Common Stockholders, or AFFO, of $772,321 and net cash provided by operating activities of $927,394 for the three-month period ended March 31, 2012 (1)

•	Declared a quarterly dividend on our Common Stock of $673,181, or $0.13 per common share, which was paid on April 16, 2012 to all common stockholders of record as of March 30, 2012. We currently expect to continue our dividend distributions on our Common Stock at the $0.13 per share level for 2012. Our net cash from operations was more than sufficient to fund our first quarter dividend. (2)

•	We continue to hold no debt at the Company or operating partnership levels, have no cross-collateralization of our real estate assets, and have no contingent liabilities at the Company or operating partnership levels with regard to our secured mortgage debt on our communities.

•	Construction on the second phase of the Trail Creek community, upon which we hold a $6.0 million real estate loan with an option to purchase the property, is proceeding on schedule and within budget. Certificates of Occupancy have been obtained on 5 of 13 buildings, construction is expected to be completed in June 2012 and the community is currently in lease up stage. Our purchase option period begins on April 1, 2014 and runs through June 30, 2014.

AFFO guidance:

•	AFFO is projected to be in the range of $725,000 - $825,000 for the second quarter of 2012.(2)

(1) See Reconciliation of Funds From Operations Attributable to Common Stockholders and Adjusted Funds From Operations Attributable to Common Stockholders to Net Loss Attributable to Common Stockholders and Definitions of Non-GAAP Measures on pages 5 and 8.

(2) Guidance on projected dividend distributions for 2012 and projected AFFO for the second quarter of 2012 excludes any proceeds from any securities that we may issue and potential dividends to be paid on unissued shares of our Series A Redeemable Preferred Stock.

Supplemental Financial Data	Page 3

First Quarter 2012

Preferred Apartment Communities, Inc.
Consolidated Statements of Operations
(Unaudited)

	Three months ended
	March 31, 2012	March 31, 2011
Revenues:
Rental revenues	$2,231,722	$-
Other property revenues	264,181	-
Interest income on loan and note receivable	138,998	-
Total revenues	2,634,901	-

Operating expenses:
Property operating and maintenance	564,754	-
Property management fees	100,013	-
Real estate taxes	182,240	-
General and administrative	44,327	-
Depreciation and amortization	977,402	-
Acquisition costs	912	219,716
Organizational costs	-	87,300
Insurance	43,945	-
Professional fees	83,182	44,511
Other	36,383	3,797
Total operating expenses	2,033,158	355,324

Operating income (loss)	601,743	(355,324)

Management fees	180,555	-
Insurance	41,377	62,000
Interest expense	538,075	15,909
Equity compensation to directors and executives	319,580	-
Other income	(1,207)	-
Net loss	(476,637)	(433,233)

Less consolidated net loss attributable
to non-controlling interests	-	-

Net loss attributable to the Company	(476,637)	(433,233)

Dividends to preferred stockholders	(718)	-

Net loss attributable to common stockholders	$(477,355)	$(433,233)

Net loss per share of Common Stock,
basic and diluted	$(0.09)	$(11.82)

Weighted average number of shares of Common
Stock outstanding, basic and diluted	5,151,164	36,666

Supplemental Financial Data	Page 4

First Quarter 2012

Reconciliation of Funds From Operations Attributable to Common Stockholders and
Adjusted Funds From Operations Attributable to Common Stockholders
to Net Loss Attributable to Common Stockholders

Three months ended:
3/31/2012

Net loss attributable to common stockholders	$(477,355)

Add: Depreciation of real estate assets	971,518

Funds from operations attributable to common stockholders	494,163

Add: Acquisition costs	912
Non-cash equity compensation to directors and executives	319,580
Amortization of loan closing costs (See note 1)	21,493
Depreciation/amortization on non-real estate assets	5,884
Less: Non-cash mezzanine loan interest income (See note 2)	(17,378)
Normally recurring capital expenditures (See note 3)	(52,333)

Adjusted funds from operations attributable to common stockholders	$772,321

Common Stock dividends:
Declared	$673,181
Per share	$0.130

Weighted average shares outstanding - basic and diluted (1)	5,151,164

Actual shares outstanding at March 31, 2012, including
26,000 unvested shares of restricted Common Stock	5,178,313

(1) The dilutive effect of potential common stock equivalents was excluded from the calculation of weighted average shares outstanding because the Company recorded a net loss for the three-month period ended March 31, 2012.

See Notes to Reconciliation of Funds From Operations Attributable to Common Stockholders and Adjusted Funds From Operations Attributable to Common Stockholders to Net loss Attributable to Common Stockholders on page 7

Supplemental Financial Data	Page 5

First Quarter 2012

Preferred Apartment Communities, Inc.
Consolidated Balance Sheets
(Unaudited)

	March 31,	December 31,
	2012	2011

Assets

Real estate
Land	$13,052,000	$13,052,000
Building and improvements	60,273,282	60,268,867
Furniture, fixtures, and equipment	8,610,633	8,392,446
Construction in progress	3,023	67,877
Gross real estate	81,938,938	81,781,190
Less: accumulated depreciation	(3,674,555)	(2,698,305)
Net real estate	78,264,383	79,082,885
Real estate loan	6,000,000	6,000,000
Total real estate and real estate loan, net	84,264,383	85,082,885

Cash and cash equivalents	5,237,372	4,548,020
Restricted cash	615,198	567,346
Note receivable	650,000	-
Tenant receivables, net of allowance of $22,291 and $15,924	26,001	23,811
Deferred loan costs, net of amortization of $85,973 and $64,480	530,167	551,660
Deferred offering costs	1,724,457	1,388,421
Other assets	442,539	303,397

Total assets	$93,490,117	$92,465,540

Liabilities and equity

Liabilities
Mortgage notes payable	$55,637,000	$55,637,000
Accounts payable and accrued expenses	928,606	1,158,530
Accrued interest payable	175,247	176,084
Dividends payable	673,899	646,916
Security deposits and prepaid rents	274,855	163,663
Deferred income	76,600	65,446
Total liabilities	57,766,207	57,847,639

Commitments and contingencies

Equity
Stockholder's equity
Series A Redeemable Preferred Stock, $0.01 par value per share;
150,000 shares authorized; 2,155 and 0 shares issued and outstanding
at March 31, 2012 and December 31, 2011, respectively	22	-
Common Stock, $0.01 par value per share; 400,066,666 shares authorized;
5,152,313 and 5,149,325 shares issued and outstanding at
March 31, 2012 and December 31, 2011, respectively	51,523	51,493
Additional paid in capital	45,410,624	43,828,030
Accumulated deficit	(9,738,260)	(9,261,623)
Total stockholders' equity	35,723,909	34,617,900
Non-controlling interest	1	1
Total equity	35,723,910	34,617,901

Total liabilities and equity	$93,490,117	$92,465,540

Supplemental Financial Data	Page 6

First Quarter 2012

Notes to Reconciliation of Funds From Operations Attributable to Common Stockholders and

Adjusted Funds From Operations Attributable to Common Stockholders to Net loss Attributable to Common Stockholders

1)	We incurred loan closing costs of $616,140 on our mortgage loans, which are secured on a property-by-property basis by the three acquired multifamily communities. These loan costs are being amortized over the life of the loans, and the non-cash amortization expense is an addition to FFO in the calculation of AFFO. Neither we nor our Operating Partnership have any recourse liability in connection with any of these mortgage loans, nor do we have any cross-collateralization arrangements with respect to these assets.

2)	On June 30, 2011, in conjunction with our real estate loan investment, we received a loan fee of $120,000, $60,000 of which was paid to our manager as an acquisition fee, and also a loan commitment fee of $14,333. The net proceeds of $74,333 will be recognized in income over the life of the loan as an adjustment of yield using the effective interest method. Correspondingly, the non-cash income recognized under the effective interest method is deducted in calculating AFFO.

3)	We deduct from FFO normally recurring capital expenditures that are necessary to maintain the properties’ revenue streams. Excluded from the calculation of AFFO are non-recurring capital expenditures of $170,333 for the three-month period ended March 31, 2012.

See Definitions of Non-GAAP Measures on page 8.

Supplemental Financial Data	Page 7

First Quarter 2012

Capital Expenditures

We regularly incur capital expenditures related to our owned properties. Capital expenditures may be nonrecurring and discretionary, as part of a strategic plan intended to increase a property’s value and corresponding revenue-generating power, or may be normally recurring and necessary to maintain the income streams and present value of a property. Certain capital expenditures may be budgeted and reserved for upon acquiring a property as initial expenditures necessary to bring a property up to our standards or to add features or amenities that we believe make the property a compelling value to prospective residents in its individual market. These budgeted nonrecurring capital expenditures in connection with an acquisition are funded from the capital source(s) for the acquisition and are not dependent upon subsequent property operational cash flows for funding.

For the three-month period ended March 31, 2012, our capital expenditures were:

	Summit	Trail	Rise	Total
Nonrecurring capital expenditures:
Budgeted at property acquisition	$4,993	$160,552	$4,788	$170,333
Other nonrecurring capital expenditures	-	-	-	-
Total nonrecurring capital expenditures	4,993	160,552	4,788	170,333

Normally recurring capital expenditures	16,567	22,779	12,987	52,333

Total capital expenditures	$21,560	$183,331	$17,775	$222,666

Definitions of Non-GAAP Measures

Funds From Operations Attributable to Common Stockholders (“FFO”)

Analysts, managers, and investors have, since the first real estate investment trusts were created, made certain adjustments to reported net income amounts under U.S. GAAP in order to better assess these vehicles’ liquidity and cash flows. FFO is one of the most commonly utilized Non-GAAP measures currently in practice. In its 2002 “White Paper on Funds From Operations”, which was revised in 2004, the National Association of Real Estate Investment Trusts, or NAREIT, standardized the definition of how Net income/loss should be adjusted to arrive at FFO, in the interests of uniformity and comparability. The NAREIT definition of FFO (and the one reported by the Company) is:

Net income/loss:

•	Excluding impairment charges on and gains/losses from sales of depreciable property;
•	Plus depreciation and amortization of real estate assets; and
•	After adjustments for unconsolidated partnerships and joint ventures

Not all companies necessarily utilize the standardized NAREIT definition of FFO, and so caution should be taken in comparing the Company’s reported FFO results to those of other companies. The Company’s FFO results are comparable to the FFO results of other companies that follow the NAREIT definition of FFO and report these figures on that basis. We believe FFO is useful to investors as a supplemental gauge of our operating results. FFO is a non-GAAP measure that is reconciled to its most comparable GAAP measure, which the Company believes to be net income/loss available to common stockholders.

Supplemental Financial Data	Page 8

First Quarter 2012

Adjusted Funds From Operations Attributable to Common Stockholders (“AFFO”)

AFFO makes further adjustments to FFO results in order to arrive at a more refined measure of operating and financial performance. There is no industry standard definition of AFFO and practice is divergent across the industry. The Company calculates AFFO as:

FFO, plus:

•	Acquisition costs;
•	Organization costs;
•	Equity compensation to directors and executives;
•	Amortization of loan closing costs;
•	REIT establishment costs;
•	Depreciation and amortization of non-real estate assets; and
•	Net loan origination fees received;

Less:

•	Non-cash mezzanine loan interest income; and
•	Normally recurring capital expenditures

AFFO figures reported by us are not generally comparable to those reported by other companies. Investors are cautioned that AFFO excludes acquisition costs which are generally recorded in the periods in which the properties are acquired (and often preceding periods). We utilize AFFO to gauge the results of the operating performance of our portfolio of real estate assets. We believe AFFO is useful to investors as a supplemental gauge of our operating performance and is useful in comparing our operating performance with other real estate companies that are not as involved in ongoing acquisition activities. AFFO is a useful supplement to, but not a substitute for, its closest GAAP-compliant measure, which we believe to be net income/loss available to common stockholders.

    For further information:

    Leonard A. Silverstein, Executive Vice President

    Preferred Apartment Communities, Inc.

    lsilverstein@pacapts.com

    +1-770-818-4147

Supplemental Financial Data	Page 9